UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report: March 2, 2007
Date of earliest event reported: February 28, 2007
MARTHA STEWART LIVING OMNIMEDIA, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-15395	52-2187059

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 WEST 42ND STREET NEW YORK, NY	10036

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 827-8000
NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e“4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On February 28, 2007, Martha Stewart Living Omnimedia, Inc. reported earnings for the fourth quarter and full-year 2006. The related conference call transcript is attached as Exhibit 99.1 to this report.
Item 9.01 Financial Statements and Exhibits.

(d)	Exhibit	Description
	99.1	Conference call transcript of conversation with analysts on February 28, 2007, concerning earnings for the fourth quarter and full-year 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTHA STEWART LIVING OMNIMEDIA, INC. (Registrant)
Date: March 2, 2007	By:	/s/ John R. Cuti
John R. Cuti
Secretary and General Counsel

INDEX OF EXHIBITS

(d)	Exhibit	Description
	99.1	Conference call transcript of conversation with analysts on February 28, 2007, concerning earnings for the fourth quarter and full-year 2006.